                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 18, 1999


                          ADC TELECOMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MINNESOTA                      0-1424                  41-0743912
-----------------------------    ------------------------   -------------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
   of incorporation)                                        Identification No.)


                  12501 Whitewater Drive, Minnetonka, Minnesota 55343
                  ----------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (612) 938-8080
                                                          ---------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                Page 1 of 4 Pages

                         Exhibit Index Appears on Page 4

Item 5.       OTHER EVENTS.

         On August 18, 1999, ADC Telecommunications, Inc., a Minnesota corporation ("ADC"), announced that John J. Boyle III, John W. Sidgmore and J.A. Blanchard III have been named as members of its Board of Directors, subject to completion of ADC's acquisition of Saville Systems PLC, an Irish public limited company ("Saville"). Messrs. Boyle, Sidgmore and Blanchard currently are on the Board of Directors of Saville. ADC and Saville's joint press release naming and providing further information about ADC's new directors is filed as Exhibit 99-a to this Form 8-K and is hereby incorporated herein by reference.

Item 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

         (c)      EXHIBITS

                  EXHIBIT NO.       DESCRIPTION
                  -----------       -----------
                  99-a              Press release announcing new directors of
                                    ADC Telecommunications, Inc.


                                Page 2 of 4 Pages

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:             August 18, 1999

                                             ADC TELECOMMUNICATIONS, INC.



                                             By:   /s/ Robert E. Switz
                                                   -------------------------
                                                   Robert E. Switz
                                                   Senior Vice President
                                                   and Chief Financial Officer


                                Page 3 of 4 Pages

                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------
99-a              Press release announcing new directors of
                  ADC Telecommunications, Inc.

                                Page 4 of 4 Pages